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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 28, 1998


                             UNITED NATIONAL BANCORP
                             -----------------------
             (Exact name of registrant as specified in its charter)


                                   New Jersey
                 (State or other jurisdiction of incorporation)

         000-16931                                   22-2894827
------------------------                  ---------------------------------
(Commission File Number)                  (IRS Employer Identification No.)

             1130 Route 22 East, Bridgewater, New Jersey 08807-0010
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                    (Address of principal executive offices)

                                 (908) 429-2200
                                 --------------
              (Registrant's telephone number, including area code)


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Item 5.  Other Events.

United National Bancorp, United National Bank, Raritan Bancorp Inc. and The Raritan Savings Bank amended and restated their Merger Agreement dated as of September 22, 1998 (in particular, Section 7.1(g) thereof) in order to more accurately reflect the parties' intentions regarding the circumstances under which Raritan can terminate the Agreement based on a drop in United's stock price. The Amended and Restated Merger Agreement is attached as an exhibit to this Current Report on Form 8-K.


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Item 7.   Exhibits.


     99(a) Amended and Restatement Agreement and Plan of Merger dated September 22, 1998 by and between United National Bancorp, United National Bank, Raritan Bancorp Inc. and the Raritan Savings Bank



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   UNITED NATIONAL BANCORP



Dated: September 28, 1998         By:  DONALD W. MALWITZ
                                       -----------------------------------------
                                       Donald W. Malwitz
                                       Vice President and Treasurer

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                                INDEX TO EXHIBITS


Exhibit No.    Description
-----------    -----------


     99(a) Amendment and Restated Agreement and Plan of Merger dated September 22, 1998 by and between United National Bancorp, United National Bank, Raritan Bancorp Inc. and The Raritan Savings Bank